                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report - October 24, 2000

                         STERLING FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



        Pennsylvania                        0-16276                        23-2449551
   ----------------------            ----------------------          ----------------------
State or other jurisdiction             (Commission File                  (IRS Employer
     of incorporation)                      Number)                  Identification Number)

       101 North Pointe Boulevard
        Lancaster, Pennsylvania                           17601-4133
  ------------------------------------       ------------------------------------
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number including area code:         (717) 581-6030
                                                     --------------------------

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                     Page 1 of 8 Sequentially Numbered Pages
                        Index to Exhibits Found on Page 4
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not Applicable.

ITEM 5.  OTHER EVENTS.

         Registrant files this Current Report on Form 8-K to deliver a copy of the Registrant's Press Release, dated October 24, 2000, regarding
         Registrant's third quarter earnings, to the Commission. The Press
         Release is attached as Exhibit 99.2 to this Current Report.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibits:

                  99.1     Financial Highlights

                  99.2 Press Release of Sterling Financial Corporation, dated October 24, 2000.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not Applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         Not Applicable.


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                        Index to Exhibits Found on Page 4
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     STERLING FINANCIAL CORPORATION
                                     (Registrant)


Dated: October 31, 2000              /s/ John E. Stefan
                                     -------------------------------------------
                                     John E. Stefan,
                                     President and Chief Executive Officer



                     Page 3 of 8 Sequentially Numbered Pages
                        Index to Exhibits Found on Page 4

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                                  EXHIBIT INDEX


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
                                                            Page Number
                                                            in Manually
Exhibit                                                   Signed Original
-------                                                   ---------------
99.1   Financial Highlights                                      5

99.2   Press Release of Sterling Financial Corporation           7
             dated October 24, 2000.